UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

TALARIS THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TALARIS THERAPEUTICS, INC.

93 Worcester St.

Wellesley, MA 02481

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To be held June 9, 2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Talaris Therapeutics, Inc., will be held on June 9, 2022 at 1 p.m. Eastern Time at the Company’s executive offices located at 93 Worcester Street, Wellesley, MA 02481.

Stockholders of record at the close of business on April 14, 2022, the record date for the Annual Meeting, are entitled to attend, receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. The purpose of the Annual Meeting is the following:

1.
To elect three Class I directors to our board of directors, to serve until the 2025 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;
2.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of each of the three nominees for Class I directors and “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2022, as disclosed in the accompanying proxy statement.

This year, the Company is following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the accompanying proxy statement and our Annual Report for the fiscal year ended December 31, 2021 (the “2021 Annual Report”). We are mailing the Notice on or about April 29, 2022, and it contains instructions on how to access both the 2021 Annual Report and accompanying proxy statement (the “Proxy Materials”) over the Internet. This method provides our stockholders with expedited access to Proxy Materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to receive a print version of the Proxy Materials, free of charge, please follow the instructions on the Notice.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the Annual Meeting, we encourage you to read the accompanying proxy statement and vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting on the Internet as described in the

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instructions included in the Notice, or, if you requested and received a paper copy of the Proxy Materials, by following the instructions on the enclosed proxy card. If you vote your shares on the Internet or by telephone, you will need to enter the control number provided in the Notice.

Your vote is important regardless of the number of shares you own. If you attend the Annual Meeting, you may vote your shares in person during the Annual Meeting even if you previously voted your proxy. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

By order of the board of directors,

/s/ Scott Requadt
Scott Requadt
President and Chief Executive Officer

Wellesley, Massachusetts

April 29, 2022

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TALARIS THERAPEUTICS, INC.

93 Worcester St.

Wellesley, MA 02481

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

to be held JUNE 9, 2022

This proxy statement contains information about the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Talaris Therapeutics, Inc., which will be held on June 9, 2022 at 1 p.m. Eastern Time at the Company’s executive offices at 93 Worcester Street, Wellesley, MA 02481. The board of directors of Talaris Therapeutics, Inc. (the “board of directors” or “board”) is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Talaris,” the “Company,” “we,” “us,” and “our” refer to Talaris Therapeutics, Inc. The mailing address of our principal executive office is Talaris Therapeutics, Inc., 93 Worcester Street, Wellesley, MA 02481.

You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet. Please see the “General Information” section of the proxy statement for more details regarding the logistics of the Annual Meeting.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2021 (the “2021 Annual Report”) available to stockholders on or about April 29, 2022.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in May 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 9, 2022:

This proxy statement and our 2021 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxydocs.com/TALS.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission (“SEC”), except for exhibits, will be furnished without charge to any stockholder upon written request to Talaris Therapeutics, Inc., 93 Worcester Street, Wellesley, MA 02481, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the SEC’s website at www.sec.gov.

TALARIS THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 29, 2022, we will begin mailing a Notice. Our proxy materials, including the Notice of the 2022 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2021 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about April 29, 2022. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2022 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2021 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of the 2022 Annual Meeting of Stockholders, this proxy statement and our 2021 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 14, 2022.

How many votes can be cast by all stockholders?

There were 40,312,069 shares of our common stock, par value $0.0001 per share, outstanding on April 14, 2022, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 14, 2022. No stockholders have cumulative voting rights. As of April 14, 2022, there were 1,150,000 shares of non-voting common stock, par value $0.0001 per share, outstanding. The shares of non-voting stock are not entitled to vote on the proposals presented at the Annual Meeting.

Who is entitled to vote?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note that you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I vote?

If you are a stockholder of record, and your shares are registered directly in your name, there are several ways for you to vote your shares.

•
By Internet. You may vote at www.proxydocs.com/TALS, 24 hours a day, seven days a week. You will need the control number included on your Notice.
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By Telephone. You may vote using a touch-tone telephone by calling (866) 451-2382, 24 hours a day, seven days a week. You will need the control number included on your Notice.
•
By Mail. If you requested and received a paper copy of the Proxy Materials you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received by June 7, 2022.
•
In Person. You may vote in person by attending the Annual Meeting. We will give you a ballot when you arrive.
•
Even if you plan to attend our Annual Meeting, we recommend that you vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting. If the Annual Meeting is adjourned or postponed, any deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. Any voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares of Talaris’ common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How can I attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. The Annual Meeting will be held on June 9, 2022 at 1 p.m. Eastern Time at the Company’s executive offices at 93 Worcester Street, Wellesley, MA 02481. If you wish to attend the Annual Meeting in person, please notify us in advance and, if you hold your shares in an account with a broker or bank, provide evidence that you were a stockholder on the record date. We must receive your request at least two business days prior to the meeting at our principal executive offices at Talaris Therapeutics, Inc., 93 Worcester Street, Wellesley, MA 02481, Attention: Investor Relations / Corporate Secretary, by telephone to (502) 398-9250 or by email at Investors@talaristx.com.

If you attend the Annual Meeting in person, you will be asked to present photo identification (such as a state-issued driver’s license) and proof that you own shares of our common stock before entering the meeting. If you are a holder of record, the top half of your proxy card or your Notice of Electronic Availability of Proxy Materials is your admission ticket. If you hold shares in “street name” (that is, through a bank, broker or other nominee), a recent brokerage statement or a letter from your broker, bank or other nominee showing your holdings of our common stock is proof of ownership.

Information on how to vote in person at the Annual Meeting is described above in the “How do I vote?” section above.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I vote?”, (ii) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (iii) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Talaris Therapeutics, Inc., 93 Worcester Street, Wellesley, MA 02481, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws (the “bylaws”) provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Third Amended and Restated Certificate of Incorporation (the “certificate of incorporation”) or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” have no effect on the election of directors.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2023 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and be received not later than December 30, 2022. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our board of directors currently consists of nine members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

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the Class I directors are Mark D. McDade, Francois Nader, MD, and Scott Requadt, and their terms will expire at the Annual Meeting;
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the Class II directors are Sandip Agarwala, Nicholas G. Galakatos, PhD, Suzanne T. Ildstad, MD, and their terms will expire at the annual meeting of stockholders to be held in 2023; and
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the Class III directors are Geoff MacKay, Gaurav D. Shah, MD, and Sapna Srivastava, PhD, and their terms will expire at the annual meeting of stockholders to be held in 2024.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Francois Nader, MD, Scott Requadt and Mark D. McDade for election as the class I directors at the Annual Meeting. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

In April 2021, our board of directors approved the adoption of the Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates, which provide that in evaluating a director candidate, our nominating and corporate governance committee will consider a candidate’s character, integrity, judgment, diversity, independence, skills, education, expertise, conflicts of interest, and other factors.

The composition of our board of directors currently includes four individuals who are diverse under the Nasdaq listing rule regarding board diversity, as presented in the below Board Diversity Matrix. Under the Nasdaq listing rule, directors who self-identify as (i) female, (ii) an underrepresented minority, or (iii) LGBTQ+ are defined as being diverse.

Board Diversity Matrix

As of April 29, 2022
Total Number of Directors		9
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	2	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+		0
Did Not Disclose Demographic Background		1

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that they should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors.

Nominees for Election as Class I Directors

The following table identifies our director nominees and sets forth their principal occupation and business experience during the last five years and their ages as of April 14, 2022.

Name	Positions and Offices Held with Talaris	Director Since	Age
Mark D. McDade	Director	2018	66
Francois Nader, MD	Director	2018	65
Scott Requadt	Chief Executive Officer, President, Secretary, Director	2018	54

Mark D. McDade has served as a member of our board of directors since November 2018. Since January 2017, Mr. McDade has been Managing Partner of the Qiming US Healthcare Fund, a venture capital firm based in Seattle and formed in January 2017. Prior to Qiming, from April 2008, Mr. McDade was Executive Vice President, Corporate Development, and from January 2009, EVP and Chief Operating Officer, at UCB S.A. (OTC: UCBJF), a Belgian biopharmaceutical company, until his retirement from UCB in October 2016. From November 2002 to September 2007, Mr. McDade served as Chief Executive Officer and a member of the board of directors of PDL BioPharma, Inc. (Nasdaq: PDLI), a biotechnology company. From 2000 to 2002, Mr. McDade was Chief Executive Officer of Signature BioScience, Inc., a drug discovery company. Mr. McDade currently serves on the board of directors of Lupin Limited, a global biopharmaceutical company based in Mumbai, India. Previously, Mr. McDade also served on the board of directors of Dermira, Inc. (Nasdaq: DERM), and as chairman of the board of Aimmune Therapeutics, Inc. (Nasdaq: AIMT), until both companies were acquired by Eli Lilly and Company (NYSE: LLY) and Nestle SA (OTC: NSRGY), respectively, in March and October 2020. Previously, Mr. McDade also served on the board of directors of publicly traded companies Phillips Edison Grocery Center REIT II, Inc. and Five Prime Therapeutics, Inc. (Nasdaq: FPRX). Mr. McDade received a BA in History from Dartmouth College and an MBA from the Harvard Business School. We believe that Mr. McDade is qualified to serve on our board of directors due to his executive management, leadership and investing experience in the life sciences industry, as well as his extensive experience as a director of public biopharmaceutical companies.

Francois Nader, MD, has served as Chairman of our board of directors since November 2018. Dr. Nader also currently serves as chairman of BenevolentAI and Neurvati Neurosciences, Inc. and as independent director of Moderna, Inc (Nasdaq: MRNA) and Ring Therapeutics, Inc. Dr. Nader is a leading value builder in the biopharma industry. Dr. Nader was President, Chief Executive Officer and Executive Director of NPS Pharmaceuticals, Inc. from March 2008 to February 2015, when the company was sold to Shire plc (Nasdaq: SHPG). Dr. Nader was recognized as the EY National Life Science Entrepreneur of the Year® in 2013 and was awarded the Ellis Island Medal of Honor in 2017. Dr. Nader is the past chairman of BioNJ, Prevail Therapeutics Inc. (acquired by Eli Lilly and Company (NYSE: LLY)) and Acceleron Pharma, Inc. (Nasdaq: XLRN), and has served on the board of Alexion Pharmaceuticals, Inc. (Nasdaq: ALXN), Biotechnology Innovation Organization (“BIO”), NPS Pharmaceuticals, Inc., Baxalta, Inc. (acquired by Shire plc (Nasdaq: SHPG)), Clementia Pharmaceuticals, Inc. (acquired by Ipsen SA (OTC: IPSEY)), Advanced Accelerator Applications SA (acquired by Novartis AG (NYSE: NVS)), Trevena, Inc. (TRVN) and Noven, Inc. (acquired by Hisamitsu Pharmaceutical Co., Inc). Dr. Nader earned his French Doctorate in Medicine from St. Joseph University in Lebanon and his Physician Executive MBA from the University of Tennessee. We believe Dr. Nader is qualified to serve on our board of directors because of his experience as public company executive, integrated healthcare markets and medical and regulatory affairs and his extensive experience as a director of numerous public and private biopharmaceutical companies.

Scott Requadt has served as our President and Chief Executive Officer and as a member of our board of directors since November 2018. Mr. Requadt has over 19 years of operating and investment experience in the biopharmaceutical industry. Mr. Requadt was most recently a Managing Director of Clarus Ventures, LLC (“Clarus”) (acquired by The Blackstone Group Inc. (“Blackstone”) in 2018), where he was an investment professional from September 2005 to October 2018, and a venture partner of Blackstone from November 2018 to December 2020, where he sourced, led and managed multiple investments for Clarus spanning therapeutics, medtech and diagnostics. He currently serves on the board of directors of ESSA Pharmaceuticals, Inc. (Nasdaq: EPIX) and has previously served on the board of directors of Avrobio, Inc. (Nasdaq: AVRO), VBI Vaccines, Inc. (Nasdaq: VBIV) and TyRx, Inc. Prior to joining Clarus in September 2005, Mr. Requadt was Director, Business Development of TransForm Pharmaceuticals, Inc. (“Transform”) from 2001 until it was acquired by Johnson & Johnson (NYSE: JNJ) in 2005. Prior to TransForm, Mr. Requadt was an M&A attorney at the New York-based law firm of Davis Polk & Wardwell LLP from 1995 to 1999, where he represented numerous private equity, pharmaceutical and technology clients. Mr. Requadt holds a B.Com (Joint Honors in Economics & Finance) from McGill University, an LLB (JD) from University of Toronto and an MBA from Harvard Business School, where he was a Baker Scholar. We believe that Mr. Requadt is qualified to serve as a member of our board of directors due to his substantial investing and operating experience in the biopharmaceutical industry.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The board of directors recommends voting “FOR” the election of Mark D. McDade, Francois Nader, MD, and Scott Requadt as the Class I directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2025.

Directors Continuing in Office

The following table identifies our continuing directors and sets forth their principal occupation and business experience during the last five years and their ages as of April 14, 2022.

Name	Position and Offices Held with Talaris	Director Since	Class and Year in Which Term Will Expire	Age
Sandip Agarwala	Director	2018	Class II – 2023	42
Nicholas G. Galakatos, PhD	Director	2018	Class II – 2023	64
Suzanne T. Ildstad, MD	Director	2018	Class II – 2023	69
Geoff MacKay	Director	2019	Class III – 2024	55
Gaurav D. Shah, MD	Director	2020	Class III – 2024	47
Sapna Srivastava, PhD	Director	2021	Class III – 2024	51

Class II Directors (Term Expires at 2023 Annual Meeting)

Sandip Agarwala has served as a member of our board of directors since November 2018. Mr. Agarwala has been a Managing Director at Blue Owl Capital since February 2022, where he leads its life science investment strategy. Prior to that, Mr. Agarwala served as a Managing Director of Longitude Capital Management (“Longitude”), a healthcare venture capital firm that invests in transformative healthcare companies, from January 2014 to January 2022, where he led Longitude’s royalty and structured investment strategy. Mr. Agarwala has served on the board of directors of Cydan Development Inc., Endeavor Biomedicines Inc., LEXEO Therapeutics Inc., Opna Immuno-Oncology SA, and has been a board observer of Inozyme Pharma Inc (Nasdaq: INZY) and Aptinyx, Inc. (Nasdaq: APTX). Mr. Agarwala holds an MBA in Finance and Health Care Management from the Wharton School of the University of Pennsylvania and a BSE in Systems Engineering from the University of Pennsylvania. We believe Mr. Agarwala is qualified to serve on our board of directors because of his experience and leadership both in the healthcare and venture capital fields.

Nicholas G. Galakatos, PhD, has served as a member of our board of directors since November 2018. Dr. Galakatos is the Global Head of Life Sciences of Blackstone. Prior to joining Blackstone, Dr. Galakatos was a co-Founder and Managing Director of Clarus, since the firm’s inception in 2005. Dr. Galakatos is currently the chairman of the board of directors of Anthos Therapeutics, Inc. (“Anthos”), a private, clinical-stage cardiovascular biotechnology company founded in 2019. Previously, Dr. Galakatos also served on the board of directors of publicly traded public companies Entasis Therapeutics Holdings Inc. (Nasdaq: ETTX), NanoString Technologies, Inc. (Nasdaq: NSTG) and Catabasis Pharmaceuticals, Inc. (Nasdaq: CATB). Dr. Galakatos is a member of the Director’s Council of the Koch Institute at the Massachusetts Institute of Technology (“MIT”), and a member of the Board of Trustees at Reed College. Dr. Galakatos received a B.A. in chemistry from Reed College and a PhD in organic chemistry from MIT. We believe Dr. Galakatos is qualified to serve on our board of directors because of his business, investing and leadership experience in the life sciences industry and his scientific background.

Suzanne T. Ildstad, MD, is our founder and has served us in various roles since our inception, including as Chief Scientific Officer since November 2018 and a member of our board of directors since February 2002. Her seminal discovery of facilitating cells led to our founding in 2002 and Dr. Ildstad served as our founding Chief Executive Officer from 2002 until November 2018. Dr. Ildstad has spent her career developing allogeneic cellular therapies for transplantation immunology and transitioning novel discoveries from the bench to the clinic. Dr. Ildstad is also the founding director of the Institute for Cellular Therapeutics of the University of Louisville and is a Professor (with Tenure), Department of Surgery, a Distinguished University Scholar and Jewish Hospital Distinguished Professor of Transplantation. She has received numerous awards and honors, including election to the National Academy of Medicine and National Academy of Inventors as well as the Mayo Clinic Distinguished Alumnus Award. She has authored over 230 manuscripts and is a named inventor or co-inventor on over 35 patents. Dr. Ildstad holds a BSc from University of Minnesota and an MD from Mayo Clinic Medical School. Dr. Ildstad also completed her surgery residency at Massachusetts General Hospital, an immunology fellowship at National Institutes of Health, and a pediatric surgery/transplant fellowship at Cincinnati Children’s Hospital.

Class III Directors (Term Expires at 2024 Annual Meeting)

Geoff MacKay has served as a member of our board of directors since November 2018. Mr. MacKay has also served as the president and chief executive officer of AvroBio, Inc. since November 2015. From April 2015 to June 2017, Mr. MacKay served as interim chief executive officer of eGenesis, Inc., a biotechnology company, and from December 2003 to December 2014, he served as chief executive officer of Organogenesis Inc. (Nasdaq: ORGO). Prior to that, from February 1993 to December 2003, Mr. MacKay served in various senior leadership positions within the global transplantation & immunology franchise at Novartis Canada, Global (Basel), USA (NYSE: NVS). Mr. MacKay previously served on the board of RepliCel Life Sciences Inc. (OTC: REPCF), Gemstone Biotherapeutics LLC and Centre for Commercialization of Regenerative Medicine, as chairperson of the board of MassBio, chairperson of the board of the Alliance of Regenerative Medicine, and on the advisory council to the Health Policy Commission for Massachusetts. Mr. MacKay holds a B.A. in psychology and a graduate certificate in marketing management from McGill University. We believe Mr. MacKay is qualified to serve on our board of directors because of his extensive executive experience in the life sciences industry.

Gaurav D. Shah, MD, has served as a member of our board of directors since December 2020. Dr. Shah has served as the co-founder, President, and Chief Executive Officer since October 2015, and a member of the board of directors since June 2020, of Rocket Pharmaceuticals (Nasdaq: RCKT). Prior to this role, from January 2011 to September 2015, Dr. Shah held various leadership positions at Novartis AG (NYSE: NVS), including Global Program Head for CAR-T-19, Global Clinical Program Head for CTL-019 and Biosimilars, and Global Clinical Leader for Afinitor. Prior to Novartis, Dr. Shah was a Medical Director at Eli Lilly and Company (NYSE: LLY) from July 2008 to December 2010, where he oversaw clinical development of numerous programs, including olaratumab. During his industry tenure, he has participated in several drug development programs resulting in successful regulatory approvals, such as CTL-019 in pediatric ALL, the first cell and gene therapy approved in the U.S., as well as various successful commercial launches. Prior to that, Dr. Shah was an Assistant Professor of Medicine/Oncology at Columbia University. Dr. Shah holds his BSc in behavioral neuroscience from Harvard College (summa cum laude, Phi Beta Kappa) and a MD from Columbia University. Dr. Shah also completed his internal medicine residency at Brigham and Women’s Hospital, and hematology/oncology fellowship training at Memorial-Sloan Kettering. We believe Dr. Shah is qualified to serve on our board of directors due to his extensive experience in the biopharmaceutical industry, including his current role as chief executive officer and in other management positions.

Sapna Srivastava, PhD, has served as a member of our board of directors since January 2021. Dr. Srivastava has over 20 years of experience as a senior executive in the biopharmaceutical industry. From March 2021 to October 2021, she served as interim Chief Financial Officer at eGenesis Bio. From September 2017 to January 2019, Dr. Srivastava served as the Chief Financial and Strategy Officer at Abide Therapeutics, Inc., a biopharmaceutical company that was acquired by H. Lundbeck A/S in 2019. From April 2015 to December 2016, Dr. Srivastava served as the Chief Financial and Strategy Officer at Intellia Therapeutics, Inc. (Nasdaq: NTLA), a genome editing company. Previously, for nearly 15 years, Dr. Srivastava was a senior biotechnology analyst at Goldman Sachs, Morgan Stanley, and ThinkEquity Partners, LLC. She began her career as a research associate at JP Morgan. Dr. Srivastava currently serves on the board of directors of Social Capital Suvretta Holdings Corp. II (Nasdaq: DNAB), Nuvalent, Inc. (Nasdaq: NUVL), Aura Biosciences, Inc. (Nasdaq: AURA), SQZ Biotechnologies Company (Nasdaq: SQZ) and Asclepix Therapeutics, Inc. Dr. Srivastava holds a PhD from NYU University School of Medicine and a BS from St. Xavier’s College, University of Bombay. We believe Dr. Srivastava is qualified to serve as a member of our board of director due to her extensive experience in the biopharmaceutical industry, including her prior experience as a chief financial officer and in other management positions.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors and sets forth their current positions at Talaris and their ages as of April 14, 2022.

Name	Position and Offices Held with Talaris	Officer Since	Age
Mary Kay Fenton	Chief Financial Officer, Treasurer	2021	58
Nancy Krieger, MD	Chief Medical Officer	2018	56
Michael Zdanowski	Chief Technology Officer	2020	55

Mary Kay Fenton has served as our Chief Financial Officer since March 2021. Ms. Fenton previously served as the Vice President of Strategic Operations, Vertex Cell & Genetic Therapies of Vertex Pharmaceuticals, Inc. (Nasdaq: VRTX) (“Vertex”) from October 2019 through February 2021. Ms. Fenton joined Vertex upon completion of the acquisition of Semma Therapeutics, Inc. (“Semma”) by Vertex in October 2019. From May 2019 until October 2019, Ms. Fenton served as the Chief Financial Officer and Chief Operating Officer of Semma. From January 2006 until December 2018, Ms. Fenton served as Chief Financial Officer of Achillion Pharmaceuticals, Inc. (“Achillion”) (acquired by Alexion Pharmaceuticals, Inc. (Nasdaq: ALXN)), and from October 2000 until January 2006, Ms. Fenton held various financial positions of increasing responsibility at Achillion. Prior to joining Achillion, Ms. Fenton held various positions within the Technology Industry Group at PricewaterhouseCoopers LLP from August 1991 until October 2000. Ms. Fenton also serves on the board of directors of Oncorus, Inc. (Nasdaq: ONCR). Ms. Fenton holds an MBA in finance from the Graduate School of Business at the University of Connecticut and an AB in economics from the College of the Holy Cross. She is a Certified Public Accountant (CPA) (inactive).

Nancy Krieger, MD, has served as our Chief Medical Officer since November 2018. Dr. Krieger has over 15 years of diverse global experience in the pharmaceutical industry, in cellular therapy, solid organ and stem cell transplantation, immunology/inflammation, bone metabolism, rare diseases, as well as liver and chronic kidney disease. Prior to joining Talaris, she advanced through roles of increasing responsibility at Novartis AG (NYSE: NVS) from February 2007 to November 2018, most recently as a senior global program clinical head in immunology and dermatology from July 2017 to November 2018 and previously as executive director, global program medical director, immunology and dermatology from October 2009 to July 2017. Dr. Krieger also served as a medical director at Bristol-Myers Squibb Company (NYSE: BMY) from June 2004 to February 2007, playing a significant role in the clinical development of the Belatacept Transplant Program. Dr. Krieger completed her transplant fellowship at the University of Wisconsin, and general surgical residency at Stanford University, including a 3-year postdoctoral fellowship in Stanford’s immunology department. Dr. Krieger holds an AB in Biology from Occidental College and an MD from Columbia University College of Physicians and Surgeons.

Michael Zdanowski has served as our Chief Technology Officer since October 2020. Mr. Zdanowski is an accomplished leader in cell therapy technical operations with over 25 years of relevant experience. He has led manufacturing, logistics, QA/QC and process and analytical development groups for stem cell organizations, and led design, construction and/or validation of equipment and facilities for commercial manufacturing for such firms as Pfizer Inc. (NYSE: PFE), Bayer AG (OTC: BAYZF) and Regeneron Pharmaceuticals Inc. (Nasdaq: REGN). He was most recently Senior Vice President of BioPharmaceutical Operations for Medeor Therapeutics, Inc. from March 2018 to April 2020. Previously, Mr. Zdanowski was Vice President of GMP Operations for the New York Stem Cell Foundation from September 2016 to March 2018 and Vice President of Manufacturing for Mesoblast Limited (Nasdaq: MESO) from April 2013 to August 2016. Mr. Zdanowski has prepared FDA & EU CMC submissions for several late-stage stem cell products, including the BLA supporting the first FDA approval for an allogeneic stem cell therapy product HemaCord. He received his MBA from Columbia University and degrees in Mechanical Engineering and Philosophy from the University of Pennsylvania.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Talaris’ stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Deloitte & Touche LLP has served as Talaris’ independent registered public accounting firm since 2019.

The audit committee is solely responsible for selecting Talaris’ independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint Deloitte & Touche LLP as Talaris’ independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Deloitte & Touche LLP. If the selection of Deloitte & Touche LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Talaris and its stockholders.

A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Talaris incurred the following fees from Deloitte & Touche LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2021 and 2020.

Fee Category	Fiscal Year 2021 ($)	Fiscal Year 2020 ($)
Audit Fees(1)	1,356,893	210,498
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	1,895	—
Total Fees	1,358,788	210,498

(1)
Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q and fees related to our initial public offering, including comfort letters and consents.
(2)
Audit-related fees consist of services that are reasonably related to the performance of the audit or review of our financial statements that are not reported in the preceding section. There were no audit-related fees in fiscal years 2021 and 2020.
(3)
Tax fees consist of fees for tax compliance, advice and tax services. There were no tax fees in fiscal years 2021 and 2020.
(4)
Other fees consist of an annual license fee for use of accounting research and disclosure software.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2021 and 2020 fiscal years, no services were provided to us by Deloitte & Touche LLP other than in accordance with the pre-approval policies and procedures described above.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Deloitte & Touche LLP as Talaris’ independent registered public accounting firm for the fiscal year ending December 31, 2022.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee recommended nominee for a position on our board of directors are as follows:

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Nominees should demonstrate high standards of personal and professional ethics and integrity.
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Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
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Nominees should have skills that are complementary to those of the existing board.
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Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.
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Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Talaris Therapeutics, Inc., 93 Worcester Street, Wellesley, MA 02481, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Applicable Nasdaq Stock Market LLC (“Nasdaq”) rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all members of the board of directors, except Suzanne T. Ildstad, MD, and Scott Requadt are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Dr. Ildstad is not an independent director under these rules because she is the Chief Scientific Officer of the Company. Similarly, Mr. Requadt is not an independent director under these rules because he is the President and Chief Executive Officer of the Company.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee and nominating and corporate governance committee is posted on the corporate governance section of our website www.talaristx.com.

Audit Committee

Sandip Agarwala, Mark D. McDade and Sapna Srivastava, PhD, serve on the audit committee, which is chaired by Sapna Srivastava, PhD. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Sapna Srivastava, PhD, as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2021, the audit committee met six times. The audit committee’s responsibilities include:

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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
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reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
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recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

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preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
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reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
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reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Nicholas G. Galakatos, Geoff MacKay and Francois Nader serve on the compensation committee, which is chaired by Nicholas G. Galakatos. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the compensation committee met seven times. The compensation committee’s responsibilities include:

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annually reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
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evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, recommending to the board of directors the compensation of our Chief Executive Officer;
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determining and approving the compensation of our other executive officers;
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determining the company’s compensation philosophy and overseeing how that philosophy is implemented in compensation for both executive officers and employees of the company;
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overseeing and administering our compensation and similar plans;
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reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
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retaining and approving the compensation of any compensation advisors;
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reviewing and approving the grant of equity-based awards;
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reviewing and recommending to the board of directors the compensation of our directors; and
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preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement.

Nominating and Corporate Governance Committee

Francois Nader, Geoff MacKay and Gaurav Shah, MD, serve on the nominating and corporate governance committee, which is chaired by Francois Nader. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2021, the nominating and corporate governance committee did not meet. The nominating and corporate governance committee’s responsibilities include:

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developing and recommending to the board of directors criteria for board and committee membership;

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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
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reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
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identifying individuals qualified to become members of the board of directors;
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recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
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reviewing and recommending to the board of directors appropriate corporate governance guidelines;
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overseeing the evaluation of our board of directors; and
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reviewing and discussing with the board of directors corporate succession plans for our chief executive officer and other key officers.

The nominating and corporate governance committee considers candidates for board membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Meetings Attendance

The full board of directors met five times during 2021. During 2021, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at www.talaristx.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairman of the board is separated from the role of chief executive officer, and we plan to keep these roles separate. We believe that separating these positions allows our chief executive officer to focus on our day‑to‑day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day‑to‑day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Talaris

Any interested party with concerns about our company may report such concerns to the board of directors or the chairman of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Talaris Therapeutics, Inc.
93 Worcester St.
Wellesley, MA 02481
United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

A copy of any such written communication may also be forwarded to Talaris’ legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Talaris’ legal counsel, with independent advisors, with non-management directors, or with Talaris’ management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Talaris regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Talaris has also established a toll-free telephone number for the reporting of such activity, which is (833) 412-2338.

Executive Compensation

Our named executive officers for the year ended December 31, 2021 include our Chief Executive Officer, our Chief Scientific Officer and our Chief Medical Officer:

•
Scott Requadt, our President, Chief Executive Officer and Director,
•
Suzanne T. Ildstad, MD, our Chief Scientific Officer, and
•
Nancy Krieger, MD, our Chief Medical Officer.

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Scott Requadt	2021	515,480	—	219,474	13,103	748,057
President, Chief Executive Officer and Director	2020	400,000	2,934,475	128,000	16,763	3,479,238
Suzanne T. Ildstad, MD	2021	409,645	—	141,649	10,436	561,730
Chief Scientific Officer and Director	2020	376,000	—	95,880	14,195	486,075
Nancy Krieger, MD	2021	424,820	—	155,436	11,054	591,310
Chief Medical Officer	2020	375,000	614,210	92,813	14,951	1,096,974

(1)
The amounts reported represent the aggregate grant date fair value of the stock options awarded to the named executive officers during fiscal year 2021 and 2020, calculated in accordance with ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 11 to the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021. The amounts reported in this column reflect the accounting cost for the stock options and does not correspond to the actual economic value that may be received upon exercise of the stock option or any sale of any of the underlying shares of common stock.
(2)
The amounts represent actual bonuses earned for performance in the applicable year, upon the attainment of one or more pre-established company and individual performance goals established by our board of directors on an annual basis by Mr. Requadt, Dr. Ildstad, and Dr. Krieger. The amounts were paid in the first quarter of the following year.
(3)
The amounts represent an annual matching contribution under our 401(k) Plan.

Narrative to Summary Compensation Table

Our board of directors and compensation committee review compensation annually for our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our Company. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus or long-term incentives.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In fiscal year 2021, the compensation committee continued to retain Nancy Arnosti of Arnosti Consulting, Inc. (“Arnosti”) to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The compensation committee engaged Arnosti to, among other things, assist in developing a group of peer companies to help us determine overall compensation for our executive officers, as well as to assess each separate element of compensation. The goal was to ensure that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and aligned with our business and executive talent requirements. We do not believe the retention of, and the work performed by, Arnosti creates any conflict of interest because Arnosti performs no other work for the Company besides advising the compensation committee.

Our compensation committee is responsible for determining the compensation for all executive officers. Based on its discretion, taking into account the factors noted above, the compensation committee sets the compensation for each executive officer, including for the Chief Executive Officer, without the Chief Executive Officer present.

Base Salaries

Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our board of directors taking into account each individual’s role, responsibilities, skills and expertise. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For fiscal year 2021, the annual base salaries for each of our named executive officers was increased in connection with the consummation of our initial public offering. For fiscal year 2021, the annual base salary for (i) Mr. Requadt was $450,000 from January 1, 2021 through May 6, 2021 and $550,000 from May 7, 2021 through December 31, 2021, (ii) Dr. Ildstad was $390,000 from January 1, 2021 through May 6, 2021 and $420,000 from May 7, 2021 through December 31, 2021 and (iii) Dr. Krieger was $415,000 from January 1, 2021 through May 6, 2021 and $430,000 from May 7, 2021 through December 31, 2021.

Annual Bonuses

For the fiscal year ended December 31, 2021, each named executive officer was eligible to earn an annual cash bonus based on the achievement of corporate performance metrics, in the case of Mr. Requadt, and corporate and individual performance metrics, in the case of Drs. Ildstad and Krieger. Performance metrics generally included, among other things, advancement of the company’s pipeline programs, including achievement of clinical advancement and enrollment targets, successful capital formation, and advances in manufacturing and regulatory readiness activities. The target annual bonus for 2021 for Mr. Requadt, Dr. Ildstad, and Dr. Krieger was 50%, 40% and 40% of their respective annual base salary.

Equity Compensation

Although we do not yet have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. No equity grants were made to our named executive officers during the year ended 2021. No equity grants were made to our named executive officers during the year ended 2021.

Employment Arrangements with our Named Executive Officers

We have entered into an offer letter with each of the named executive officers in connection with their employment with us, which set forth the terms and conditions of their respective employment.

Scott Requadt

On November 1, 2018, we entered into an Offer Letter with Scott Requadt (the “Requadt Offer Letter”), who currently serves as our Chief Executive Officer (“CEO”). The Requadt Offer Letter provides that Mr. Requadt will also serve as a member of our board of directors for so long as he serves as the CEO of the Company, or until his earlier resignation or removal. The Requadt Offer Letter explicitly provides that Mr. Requadt will be deemed to have voluntarily resigned from our board of directors, effective immediately, upon his cessation of service as the CEO.

The Requadt Offer Letter sets forth his initial annual base salary of $375,000, his initial target annual bonus opportunity of 40% of his then-current base salary, his initial equity grant, and his eligibility to participate in our employee benefit plan generally. The receipt of an annual bonus is based upon the attainment of performance goals established by the Board and is contingent upon Mr. Requadt’s continued employment on the date the bonus is paid.

The Requadt Offer Letter provides that Mr. Requadt’s employment is at-will and may be terminated at any time for any reason; provided, that in the event that Mr. Requadt terminates his employment for “Good Reason,” as defined in the Requadt Offer Letter, he must provide at least 60 days’ advance written notice.

In the event that Mr. Requadt’s employment is terminated by us without “Cause” as defined in the Requadt Offer Letter, or by him for Good Reason, Mr. Requadt will be entitled to continued payment of his base salary for a period equal to nine months, paid ratably in accordance with the Company’s regular payroll cycle and payment or reimbursement for up to 12 months of health benefit continuation under COBRA (the “Severance Benefits”). Mr. Requadt must remain available to provide consulting services as reasonably requested by the Company to be eligible to receive the Severance Benefits.

In addition, in the event that Mr. Requadt’s employment is terminated by us without Cause, or by him with Good Reason, in each case, within three months prior to or 12 months following a “Change in Control” as defined in the 2018 Plan, Mr. Requadt will be entitled to a lump sum payment equal to his annual bonus target for the year of termination and the unvested portion of all Company equity awards then held by him will immediately vest and become exercisable (such accelerated vesting of equity is included in the term “Severance Benefits”). Mr. Requadt’s entitlement to the Severance Benefits is subject to the execution of an effective release of claims in favor of us (a “Release”).

Additionally, in the event Mr. Requadt’s employment is terminated without Cause and he agrees to be bound by, and complies with, a non-competition provision contained in the Release, in addition to the Severance Benefits, he will receive a lump sum payment equal to three months’ of base salary. Mr. Requadt is not obligated to agree to this non-competition provision to otherwise receive the Severance Benefits.

Separately, Mr. Requadt is subject to a Confidential Information, Inventions Assignment, and Restrictive Covenant Agreement (the “NDA”), which he entered into at the commencement of employment with the Company. The NDA includes non-competition and non-solicitation protections covering the one-year period following Mr. Requadt’s termination of employment, as well as non-disclosure, intellectual property assignment and non-disparagement obligations. In consideration of Mr. Requadt’s agreement to be bound by, and compliance with, the terms, conditions, and restrictions set forth in the NDA, if Mr. Requadt is terminated for Cause, or if he resigns with or without Good Reason, he will be entitled to a lump sum payment in the amount equal to three months of base salary. This lump sum payment is not conditioned upon his execution of a Release.

Suzanne T. Ildstad, MD

On November 1, 2018, we entered into an Offer Letter with Suzanne T. Ildstad (the “Ildstad Offer Letter”), who currently serves as our Chief Scientific Officer. The Ildstad Offer Letter sets forth her initial annual base salary, her initial target annual bonus opportunity, and her eligibility to participate in our employee benefit plan generally. The receipt of an annual bonus is based upon the attainment of performance goals established by our board of directors or CEO and is contingent upon continued employment on the date the bonus is paid.

The Ildstad Offer Letter recognizes that Dr. Ildstad is employed by the University of Louisville and is currently on “entrepreneurial leave.” The Ildstad Offer Letter includes a carveout in her NDA for her work with the University of Louisville and permits her to spend up to 5% of her working time fulfilling her responsibilities to the University of Louisville. Dr. Ildstad must notify us in the event she receives compensation from the University of Louisville that exceeds 10% of her base salary from us.

The Ildstad Offer Letter provides that Dr. Ildstad’s employment is at-will and may be terminated at any time for any reason; provided, that in the event that Dr. Ildstad terminates her employment for “Good Reason” as defined in the Ildstad Offer Letter, she must provide at least 30 days’ advance written notice.

In the event that Dr. Ildstad’s employment is terminated by us without “Cause” as defined in the Ildstad Offer Letter, or by her for Good Reason, Dr. Ildstad will be entitled to the Severance Benefits. Dr. Ildstad must remain available to provide consulting services as reasonably requested by the Company to be eligible to receive the Severance Benefits.

In addition, in the event that Dr. Ildstad’s employment is terminated by us without Cause, or by her with Good Reason, in each case, within three months prior to or 12 months following a “Change in Control” as defined in the 2018 Plan,

Dr. Ildstad will be entitled to a lump sum payment equal to her annual bonus target for the year of termination and the unvested portion of all Company equity awards then held by her will immediately vest and become exercisable (such accelerated vesting of equity is included in the term “Severance Benefits”). Dr. Ildstad’s entitlement to the Severance Benefits is subject to the execution of a Release.

Dr. Ildstad is subject to an NDA, which she entered into at the commencement of her employment with the Company. The NDA includes non-competition and non-solicitation protections covering the one-year period following Dr. Ildstad’s termination of employment, as well as non-disclosure, intellectual property assignment and non-disparagement obligations. The NDA’s intellectual property assignment provision contains a carveout for inventions developed in connection with Dr. Ildstad’s work for the University of Louisville.

Nancy Krieger, MD

On November 1, 2018, we entered into an Offer Letter with Nancy Krieger (the “Krieger Offer Letter”), who currently serves as our Chief Medical Officer. The Krieger Offer Letter sets forth her initial annual base salary, her initial target annual bonus opportunity, her initial equity grant and her eligibility to participate in our employee benefit plan generally. The receipt of an annual bonus is based upon the attainment of performance goals established by our board of directors or CEO and is contingent upon continued employment on the date the bonus is paid.

The Krieger Offer Letter provides that Dr. Krieger’s employment is at-will, and may be terminated at any time for any reason; provided, that in the event that Dr. Krieger terminates her employment for “Good Reason” as defined in the Krieger Offer Letter, she must provide at least 30 days’ advance written notice.

In the event that Dr. Krieger’s employment is terminated by us without “Cause” as defined in the Krieger Offer Letter, or by her for Good Reason, Dr. Krieger will be entitled to the Severance Benefits. Dr. Krieger must remain available to provide consulting services as reasonably requested by the Company to be eligible to receive the Severance Benefits.

In addition, in the event that Dr. Krieger’s employment is terminated by us without Cause, or by her with Good Reason, in each case, within three months prior to or 12 months following a “Change in Control” as defined in our Equity Incentive Plan, Dr. Krieger will be entitled to a lump sum payment equal to her annual bonus target for the year of termination and the unvested portion of all Company equity awards then held by her will immediately vest and become exercisable (such accelerated vesting of equity is included in the term “Severance Benefits”). Dr. Krieger’s entitlement to the Severance Benefits is subject to the execution of a Release.

Dr. Krieger is subject to an NDA. The NDA includes non-competition and non-solicitation protections covering the one-year period following Dr. Krieger’s termination of employment, as well as non-disclosure, intellectual property assignment and non-disparagement obligations.

Executive Severance and Change of Control Plan

Our board of directors adopted the Executive Severance and Change of Control Plan (the “Severance Plan”), which became effective on April 15, 2021, and in which our named executive officers participate. If an eligible executive is party to an employment or letter agreement with us that contains a more favorable definition of a defined term in the Severance Plan or provides for more favorable terms or provisions than provided under the Severance Plan, then the more favorable definition, term or provision, or relevant combination thereof, shall be applicable for the benefit of such eligible executive; provided, however, that in no event shall there be duplication of payments or benefits.

The Severance Plan provides that upon a (A) termination of an eligible executive by us for any reason other than for “cause,” (as defined in the Severance Plan), death or “disability,” (as defined in the Severance Plan), or (B) resignation by an eligible executive for “good reason” (as defined in the Severance Plan), outside of the “change of control period” (as defined in the Severance Plan), the eligible executive will be entitled to receive, subject to the execution and delivery of an effective release of claims in favor of the Company and continued compliance with all applicable restrictive covenants, (i) continuation of the eligible executive’s base salary for 15 months (in the case of our Chief Executive Officer), or nine months (in the case of our other named executives officers) and (ii) continuation of group health benefits, with the cost of the regular premium for such benefits shared in the same relative proportion by us and the eligible executive as in effect until the earlier of (x) 12 months following the “date of termination” (as defined in the Severance Plan) and (y) the date the eligible executive becomes eligible for health benefits through another employer. The payments under (i) will be paid in substantially equal installments in accordance with our payroll practices for our named executive officers.

The Severance Plan also provides that upon a (A) termination of an eligible executive by us other than for cause, death or disability or (B) resignation by an eligible executive for good reason in each case within the change of control period, the eligible executive will be entitled to receive, in lieu of the payments and benefits described above and subject to the execution and delivery of an effective release of claims in favor of the Company and continued compliance with all applicable restrictive covenants, (i) a lump sum amount equal to 1.5 times (in the case of our Chief Executive Officer) or 1.0 times (in the case of our other named executive officers) the sum of such eligible executive’s base salary and target annual bonus in effect immediately prior to the date of termination (or immediately prior to the change of control, if higher), (ii) a lump sum in cash equal to a pro rata portion of the eligible executive’s target bonus for the year in which the termination occurs, (iii) continuation of group health benefits, with the cost of the regular premium for such benefits shared in the same relative proportion by us and the eligible executive as in effect until the earlier of (x) 18 months (in the case of our Chief Executive Officer) or 12 months (in the case of our other named executive officers) following the date of termination and (y) the date the eligible executive becomes eligible for health benefits through another employer, and (iv) for all outstanding and unvested equity awards of the Company, full accelerated vesting of such awards.

The payments and benefits provided under the Severance Plan in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). These payments and benefits may also subject an eligible executive to an excise tax under Section 4999 of the Code. If the payments or benefits payable in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the eligible executive.

Outstanding Equity Awards at 2021 Fiscal Year End Table

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2021:

Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Scott Requadt	12/20/2018	12/20/2018	—		—			80,080	(3)	1,224,423
President, Chief Executive Officer and Director	02/07/2020	02/07/2020	—		—			165,889	(4)	2,536,443
	08/20/2020	08/20/2020	118,782	(6)	—	3.90	08/20/2030
	10/02/2020	10/02/2020	577,736	(7)	—	5.72	10/02/2030
Dr. Suzanne T. Ildstad	—	—	—		—	—	—	—		—
Chief Scientific Officer and Director
Dr. Nancy Krieger	12/20/2018	—	—		—			36,142	(5)	552,611
Chief Medical Officer	02/07/2020	02/07/2020	—		—			46,262	(4)	707,346
	08/20/2020	08/20/2020	33,043	(8)	—	3.90	08/20/2030			—
	10/02/2020	10/02/2020	109,485	(9)	—	5.72	10/02/2030

(1)
All stock options and stock awards have been granted pursuant to the terms of our 2018 Equity Incentive Plan, as amended. Except as otherwise may be noted below, all stock options to our named executive officers have been granted with an early exercise feature. In the event of an early exercise, all options exercised that are still subject to vesting conditions are treated as restricted stock until those vesting conditions are met. In the event of a termination of the holder’s employment prior to meeting the vesting conditions, we have the right to repurchase any unvested shares at the original purchase price. Upon certain terminations of employment in connection with a change in control, vesting of unvested options and stock awards is fully accelerated, as described above under “—Employment Agreements with our Named Executive Officers”.
(2)
Market value of shares reflects the closing price of our common stock, as reported on the NASDAQ Global Market on December 31, 2021, of $15.29.
(3)
Represents shares acquired upon the exercise of a stock option with an early exercise feature. These shares vest in equal monthly installments until November 1, 2022.
(4)
Represents shares acquired upon the exercise of a stock option with an early exercise feature. These shares vest in equal monthly installments until December 5, 2023.
(5)
Represents shares acquired upon the exercise of a stock option with an early exercise feature. These shares vest in equal monthly installments until November 16, 2022.
(6)
This stock option vests in 48 equal monthly installments following the vesting commencement date, subject to the named executive officer’s continuous service, and is subject to an early exercise feature. Of the shares subject to this option, 39,594 shares were vested as of December 31, 2021.
(7)
This stock option vests in 48 equal monthly installments following the vesting commencement date, subject to the named executive officer’s continuous service, and is subject to an early exercise feature. Of the shares subject to this option, 168,506 shares were vested as of December 31, 2021.
(8)
This stock option vests in 48 equal monthly installments following the vesting commencement date, subject to the named executive officer’s continuous service, and is subject to an early exercise feature. Of the shares subject to this option, 11,014 shares were vested as of December 31, 2021.
(9)
This stock option vests in 48 equal monthly installments following the vesting commencement date, subject to the named executive officer’s continuous service, and is subject to an early exercise feature. Of the shares subject to this option, 31,933 shares were vested as of December 31, 2021.

Other Benefits

401(k) Savings Plan. We participate in a retirement savings plan, or 401(k) plan, that is intended to qualify for favorable tax treatment under Section 401(a) of the Code, and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. All of our employees who are at least 21 years of age are generally eligible to participate in the 401(k) plan, subject to certain criteria. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit under the Code. Participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. Participant contributions are held in trust as required by law. An employee’s interest in his or her salary deferral contributions is 100% vested when contributed. We have the ability to make discretionary contributions under the plan and all eligible employees received a Safe Harbor contribution of 3% of eligible pay for the 2021 plan year.

Health and Welfare Benefits. All of our full-time employees, including our executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and short-term and long-term disability for all of our employees, including our executive officers. We also provide all employees, including executive officers, with a flexible spending account plan option and paid time off benefits including, vacation, sick time and holidays. We do not sponsor any qualified or non-qualified defined benefit plans for any of our employees or executives.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. Our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders(1)(2)	3,643,796	$5.75	3,540,083
Equity compensation plans not approved by security holders	—	—	—
Total	3,643,796	$5.75	3,540,083

(1)
Includes the following plans: our Second Amended and Restated 2018 Equity Incentive Plan (the “2018 Plan”), our 2021 Stock Option and Incentive Plan and our 2021 Employee Stock Purchase Plan.
(2)
As of December 31, 2021, a total of 2,702,995 shares of our common stock have been reserved for issuance pursuant to the 2021 Stock Option and Incentive Plan, which number excludes the 2,072,569 shares that were added to the plan as a result of the automatic annual increase on January 1, 2022. The 2021 Stock Option and Incentive Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by 5% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2021 Stock Option and Incentive Plan and the 2018 Plan will be added back to the shares of common stock available for issuance under the 2021 Stock Option and Incentive Plan. The Company no longer makes grants under the 2018 Plan. As of December 31, 2021, a total of 837,088 shares of our common stock have been reserved for issuance pursuant to the 2021 Employee Stock Purchase Plan, which number excludes the 414,513 shares that were added to the plan as a result of the automatic annual increase on January 1, 2022. The 2021 Employee Stock Purchase Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by the lesser of 3,000,000 shares of our common stock, 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the Compensation Committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

Director Compensation

The table below shows all compensation earned by or paid to our non-employee directors during 2021. Scott Requadt, our chief executive officer, and Suzanne T. Ildstad, MD, our chief scientific officer, do not receive any compensation for their services as director and, consequently, are not included in this table. The compensation received by Scott Requadt and Suzanne T. Ildstad, MD, during 2021 is set forth in the section of this Proxy Statement captioned “Executive Compensation—Summary Compensation Table.”

Name	Fees Paid in Cash ($)(1)	Option Awards ($)(2)	Total($)
Sandip Agarwala	27,672	—	27,672
Nicholas G. Galakatos, PhD	29,299	—	29,299
Geoff MacKay(3)	40,860	—	40,860
Mark D. McDade	27,672	—	27,672
Francois Nader, MD(4)	83,464	—	83,464
Gaurav D. Shah, MD(5)	37,604	—	37,604
Sapna Srivastava, PhD(6)	43,637	368,547	412,184

(1)
Amounts represent cash compensation for services rendered by each member of the board of directors.
(2)
Amounts shown reflect the grant date fair value of stock option awards granted during 2021. The grant date fair value was computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”), Compensation — Stock Compensation, disregarding the effect of estimated forfeitures related to service-based vesting. These amounts reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received by the director upon exercise of the stock options. See note 10 to the financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021 regarding assumptions we made in determining the fair value of option awards.
(3)
As of December 31, 2021, Mr. MacKay held 76,788 unexercised options.
(4)
All fees paid in cash to Dr. Nader were deferred pursuant to the Company’s Deferred Compensation Plan. As of December 31, 2021, Dr. Nader held 81,373 unexercised options.
(5)
As of December 31, 2021, Mr. Shah held 76,635 unexercised options.
(6)
As of December 31, 2021, Dr. Srivastava held 76,635 unexercised options.

Amended and Restated Non-Employee Director Compensation Policy

Under our director compensation program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

Annual Retainer
Board of Directors:
Members (other than chair)	$35,000
Additional retainer for chair	$40,000
Audit Committee:
Members (other than chair)	$7,500
Retainer for chair	$15,000
Compensation Committee:
Members (other than chair)	$5,000
Retainer for chair	$10,000
Nominating and Corporate Governance Committee:
Members (other than chair)	$4,000
Retainer for chair	$8,000

We also reimburse our non-employee directors for reasonable out-of-pocket expenses incurred by our non-employee directors in connection with attending our meetings of the board of directors and committees thereof.

In addition, each new non-employee director elected to our board of directors will be granted an option to purchase 41,000 shares of our common stock on the date of such director’s election or appointment to the board of directors, which will vest in the following manner, subject to the director’s continued service on our board of directors through such vesting date: vesting ratably in 36 equal monthly installments following the grant date. On the date of each annual meeting of stockholders of our company, each non-employee director will be granted an additional option to purchase 20,500 shares of our common stock, which will vest in the following manner, subject to the director’s continued service on our board of directors through such vesting date: in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting.

This program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Deferred Compensation Plan

On December 21, 2018, our board of directors adopted the Company’s Deferred Compensation Plan (the “DCP”), for the purpose of providing a deferred compensation arrangement to any independent members of our board of directors in consideration of services rendered to us as an inducement for their continued services in the future.

Our board of directors (excluding any participants) administers our DCP. Subject to the provisions of our DCP, our board of directors has full authority and discretion to take any actions it deems necessary or advisable for the administration our DCP, including, to determine who is eligible to participate in the DCP, to determine the eligible for and the amount of benefits payable under the DCP, to establish rules for determining when and how elections can be made, to adopt any rules relating to administering the DCP and to take any other action it deems appropriate to administer the DCP.

Our board of directors may permit a participant to defer “eligible cash compensation” (as defined in the DCP) payable in cash by the Company for any calendar year or other specified period. An election to defer eligible cash compensation must be made before the year in which it is earned. However, the board of directors may permit a participant, in the first year of eligibility for the DCP, to make a deferral election within 30 days of first becoming eligible, provided that the deferral election may relate only to eligible cash compensation attributable to the period following the deferral election. Except as otherwise determine by the board of directors, participants are always 100% vested in their contributions to the DCP.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, one percent of the average of our total assets amounts at December 31, 2020 and 2021) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Agreements with Our Stockholders

In connection with our preferred stock financings prior to our initial public offering (“IPO”), we entered into an investors’ rights agreement, voting agreement, right of first refusal agreement and product interest rights agreement, in each case, with the purchasers of our preferred stock and certain holders of our common stock. All of the material provisions of these agreements terminated immediately prior to the completion of our IPO, other than the provisions relating to registration rights, which continued in effect following the completion of our IPO and entitle the holders of such rights to demand that we file a registration statement, subject to certain limitations, and to request that their shares be covered by a registration statement that we are otherwise filing.

Related Party Transactions

David Tollerud, MD, Dr. Ildstad’s spouse, joined us as Chief Operating Officer in 2016 and in 2018 was appointed as our Vice President, Scientific Affairs. During the year ended December 31, 2021, Dr. Tollerud received total cash compensation, including base salary, bonus and other compensation, of $255,746. Such appointment was ratified by our board of directors in November 2018, and such compensation was approved by our board of directors.

Suzanne Tollerud, Dr. Ildstad’s daughter, joined us as Director of Business Operations in 2014 and in 2018 was appointed as our Vice President, Business Operations. In 2019, she was promoted to our Vice President, Operations. During the year ended December 31, 2021, Ms. Tollerud received total cash compensation, including base salary, bonus and other compensation, of $323,434.

In connection with the commencement of her employment, Ms. Tollerud was granted an option to purchase 63,084 shares of common stock, one-fourth of which vested on the first anniversary of the grant date and the remaining three-fourths of which will vest in equal monthly installments over three years, subject to continued service through the applicable vesting date. Ms. Tollerud was awarded three additional grants of options to purchase common stock in 2020, all of which vest in 48 equal monthly installments from the vesting commencement date. She received an award for 36,822 options on February 7, 2020, an award for 13,192 options on August 20, 2020 and an award for 23,259 options on October 2, 2020. Such appointment and compensation, including option awards, were approved by our board of directors.

Participation in our IPO

Certain of our directors, executive officers and greater-than-5% holders purchased shares of our common stock in our initial public offering in May 2021, or IPO, at the initial public offering price. The following table sets forth the number of shares of our common stock purchased by our directors, executive officers, and greater-than-5% holders and the aggregate purchase price paid for such shares.

Stockholder	Affiliated Director	Shares of Common Stock	Aggregate Purchase Price ($)
Entities affiliated with Clarus Lifesciences III, L.P.	Nicholas G. Galakatos	30,000	$510,000
Longitude Venture Partners III, L.P.	Sandip Agarwala	235,000	$3,995,000
Qiming U.S. Healthcare Fund, L.P.	Mark D. McDade	150,000	$2,550,000

Related Person Transaction Policy

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, executive officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. This policy became effective on May 6, 2021, the date our registration statement for our initial public offering became effective. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the audit committee will review and consider, among other factors that it deems appropriate, whether the related person transaction is on terms no less favorable to us than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the related person transaction.

Limitation of Liability and Indemnification of Officers and Directors

Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

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any breach of their duty of loyalty to our company or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, we adopted bylaws which provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 14, 2022 by:

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each of our directors;
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each of our named executive officers;
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all of our directors and executive officers as a group; and
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each person, or group of affiliated persons, who is known by us to beneficially owner of greater-than-5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 41,462,069 shares of our common stock outstanding as of April 14, 2022, including 1,150,000 shares of non-voting common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 14, 2022 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Talaris Therapeutics, Inc., 93 Worcester Street, Wellesley, MA 02481.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater-than-five percent Stockholders:
Entities affiliated with Blackstone(1)	8,089,315	19.5%
Longitude Venture Partners III, L.P.(2)	3,220,775	7.8%
Citadel Multi-Strategy Equities Master Fund Ltd.(3)	3,811,639	9.2%
Viking Global Opportunities Illiquid Investments Sub-Master LP(4)	3,289,617	7.9%
Entities affiliated with Qiming(5)	2,983,398	7.2%
BlackRock, Inc.(6)	2,395,465	5.8%
Named Executive Officers and Directors:
Scott Requadt, President, Chief Executive Officer and Director(7)	1,193,692	2.9%
Suzanne T. Ildstad, MD, Chief Scientific Officer and Director(8)	4,806,446	11.6%
Mary Kay Fenton, Chief Financial Officer(9)	122,494	*
Nancy Krieger, MD, Chief Medical Officer(10)	310,308	*
Francois Nader, MD, Chairman(11)	370,072	*
Sandip Agarwala, Director	—	—
Nicholas G. Galakatos, PhD, Director	—	—
Geoff MacKay, Director(12)	50,483	*
Mark D. McDade, Director(5)	—	—
Gaurav D. Shah, MD, Director(13)	28,738	*
Sapna Srivastava, PhD, Director(14)	27,141	*
All executive officers and directors as a group (12 persons)(15)	6,999,628	16.6%

* Represents beneficial ownership of less than one percent.

(1)
Information herein is based solely on the Schedule 13G with the SEC on February 11, 2022 by Clarus Lifesciences III, L.P., Clarus Defined Exit I, L.P., Clarus DE II, L.P., Clarus IV-A, L.P., Clarus IV-B, L.P., Clarus IV-C, L.P., Clarus IV-D, L.P., Clarus Ventures III GP, L.P., Blackstone Clarus III L.L.C., Clarus Ventures DE GP, L.P., Blackstone Clarus DE L.L.C., Clarus IV GP, L.P., Blackstone Clarus GP L.P., Blackstone Clarus GP L.L.C.,

Blackstone Holdings I L.P., Blackstone Holdings II L.P., Blackstone Holdings I/II GP L.L.C., Blackstone Inc., Blackstone Group Management L.L.C., and Stephen A. Schwarzman. Consists of (i) 4,875,730 shares of common stock directly owned by Clarus Lifesciences III, L.P. (ii) 823,997 shares of common stock directly owned by Clarus Defined Exit I, L.P., (iii) 329,598 shares of common stock directly owned by Clarus DE II, L.P., (iv) 665,676 shares of common stock directly owned by Clarus IV-A, L.P., (v) 433,917 shares of common stock directly owned by Clarus IV-B, L.P., (vi) 800,353 shares of common stock directly owned by Clarus IV-C, L.P. and (vii) 160,044 shares of common stock directly owned by Clarus IV-D, L.P. (together, the “Blackstone Funds”). Clarus Ventures III GP, L.P. is the general partner of Clarus Lifesciences III, L.P. Blackstone Clarus III L.L.C. is the general partner of Clarus Ventures III GP, L.P. The sole member of Blackstone Clarus III L.L.C. is Blackstone Holdings II L.P. Clarus Ventures DE GP, L.P. is the general partner of each of Clarus Defined Exit I, L.P. and Clarus DE II, L.P. Blackstone Clarus DE L.L.C. is the general partner of Clarus Ventures DE GP, L.P. The sole member of Blackstone Clarus DE L.L.C. is Blackstone Holdings II L.P. Clarus IV GP, L.P. is the general partner of each of Clarus IV-A, L.P., Clarus IV-B, L.P., Clarus IV-C, L.P. and Clarus IV-D, L.P. Blackstone Clarus GP L.P. is the general partner of Clarus IV GP, L.P. Blackstone Clarus GP L.L.C. is the general partner of Blackstone Clarus GP L.P. The sole member of Blackstone Clarus GP L.L.C. is Blackstone Holdings I L.P. The general partner of each of Blackstone Holdings I L.P. and Blackstone Holdings II L.P. is Blackstone Holdings I/II GP L.L.C. The sole member of Blackstone Holdings I/II GP L.L.C. is Blackstone Inc. The sole holder of the Series II preferred stock of Blackstone Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Mr. Schwarzman. As such, each of Clarus Ventures III GP, L.P., Blackstone Clarus III L.L.C., Clarus Ventures DE GP, L.P., Blackstone Clarus DE L.L.C., Clarus IV GP, L.P., Blackstone Clarus GP L.P., Blackstone Clarus GP L.L.C., Blackstone Holdings I L.P., Blackstone Holdings II L.P., Blackstone Holdings I/II GP L.L.C., Blackstone Inc., Blackstone Group Management L.L.C., and Mr. Schwarzman has the power to direct the voting and disposition of the shares owned by the Blackstone Funds and may be deemed to have indirect beneficial ownership of these shares. The address of the entities and individuals listed above is c/o Blackstone Inc., 345 Park Avenue, New York, NY 10154.
(2)
Information herein is solely based upon a Schedule 13D filed with the SEC on May 21, 2021, by Longitude Venture Partners III, L.P. (“LVPIII”), Longitude Capital Partners III, LLC (“LCPIII”), Patrick G. Enright and Juliet Tammenoms Bakker. Consists of 3,220,775 shares of common stock directly owned by LVPIII. LCPIII is the general partner of LVPIII. Mr. Enright and Ms. Bakker are the managing members of LCPIII. As such, each of LCPIII, Ms. Bakker and Mr. Enright has the power to direct the voting and disposition of the shares owned by the LVPIII and may be deemed to have indirect beneficial ownership of these shares. The address of these entities and individuals is 2740 Sand Hill Road, Second Floor, Menlo Park, CA 94025.
(3)
Information herein is based solely on the Schedule 13G/A with the SEC on February 14, 2022 by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Kenneth Griffin. Consists of (i) 3,811,636 shares of common stock directly owned by Citadel Multi-Strategy Equities Master Fund Ltd. (“CM”), and (ii) 3 shares of common stock directly owned by Citadel Securities. Citadel Advisors is the portfolio manager for CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. As such, each of Citadel Advisors, CAH, CGP, Citadel Securities, CALC4, CSGP and Mr. Griffin has the power to direct the voting and disposition of the shares owned by Qiming and may be deemed to have indirect beneficial ownership of these shares. The address of the entities and individuals listed above is 131 S. Dearborn Street, 32nd Floor, Chicago, IL 60603.
(4)
Information herein is based solely on the Schedule 13G/A with the SEC on February 14, 2022 by Viking Global Investors LP (“VGI”), Viking Global Opportunities Parent GP LLC (“Opportunities Parent”), Viking Global Opportunities GP LLC (“Opportunities GP”), Viking Global Opportunities Portfolio GP LLC (“Opportunities Portfolio GP”), Viking Global Opportunities Illiquid Investments Sub-Master LP (“VGOP”), O. Andreas Halvorsen, David C. Ott and Rose S. Shabet. Consists of 3,289,617 shares of common stock directly owned by VGOP. VGI provides managerial services to VGOP. Opportunities Parent is the general partner of Opportunities GP, Opportunities GP serves as the sole member of Opportunities Portfolio GP, and Opportunities Portfolio GP serves as the general partner of VGOP. Mr. Halvorsen, Mr. Ott and Ms. Shabet are Executive Committee Members of Viking Global Partners LLC, which is the general partner of VGI, and Opportunities Parent. As such, each of VGI, Opportunities Parent, Opportunities GP, Opportunities Portfolio GP, VGOP, Mr. Halvorsen, Mr. Ott and Ms.

Shabet has the power to direct the voting and disposition of the shares owned by VGOP and may be deemed to have indirect beneficial ownership of these shares. The address of the entities and individuals listed above is 55 Railroad Avenue, Greenwich, CT 06830.
(5)
Information herein is based solely on the Schedule 13D filed with the SEC on February 28, 2022 by Qiming U.S. Healthcare Fund, L.P. (“Qiming”), Qiming U.S. Healthcare GP, LLC (“Qiming GP”), Qiming U.S. Healthcare Fund II, L.P. (“Qiming II”), Qiming U.S. Healthcare GP II, LLC (“Qiming GP II”), Mark McDade and Gary Rieschel. Consists of (i) 1,831,774 shares of common stock directly owned by Qiming, (ii) 1,100,832 shares of common stock directly owned by Qiming II and (iii) 50,792 shares of common stock directly owned by Mr. Rieschel. Qiming GP serves as the sole general partner of Qiming. Qiming GP II serves as the sole general partner of Qiming II. Mr. McDade and Mr. Rieschel are the managing partners of Qiming GP and Qiming GP II. As such, each of Qiming GP, Mr. McDade and Mr. Rieschel has the power to direct the voting and disposition of the shares owned by Qiming and may be deemed to have indirect beneficial ownership of these shares, and each of Qiming GP II, Mr. McDade and Mr. Rieschel has the power to direct the voting and disposition of the shares owned by Qiming II and may be deemed to have indirect beneficial ownership of these shares. The address of the entities and individuals listed above is 11100 NE 8th Street, Suite 200, Bellevue, WA 98004.
(6)
Information herein is based solely on the Schedule 13G with the SEC on February 4, 2022 by BlackRock, Inc. BlackRock, Inc. has sole voting power over 2,386,146 shares of our common stock and sole dispositive power over 2,395,465 shares of our common stock. The address of the entity listed above is 55 East 52nd Street, New York, NY 10055.
(7)
Consists of (i) 338,261 shares of common stock, (ii) 112,975 shares of restricted common stock issued upon early exercise of stock options that are subject to future vesting, (iii) 379,182 shares of common stock held by Requadt Family Limited Partnership, (iv) 70,584 shares of restricted common stock issued upon early exercise of stock options that are subject to future vesting, held by Requadt Family Limited Partnership, and (v) 292,690 shares of common stock subject to options that are vested and exercisable within 60 days of April 14, 2022. Scott Requadt exercises voting and dispositive power over the shares beneficially owned by Requadt Family Limited Partnership.
(8)
Consists of 4,806,446 shares of common stock.
(9)
Consists of (i) 1,000 shares of common stock and (ii) 121,494 shares of common stock that are vested and exercisable within 60 days of April 14, 2022.
(10)
Consists of (i) 195,823 shares of common stock, (ii) 54,410 shares of restricted common stock issued upon early exercise of stock options that are subject to future vesting, and (iii) 60,075 shares of common stock subject to options that are vested and exercisable within 60 days of April 14, 2022.
(11)
Consists of (i) 247,471 shares of common stock, (ii) 88,696 shares of restricted common stock issued upon early exercise of stock options that are subject to future vesting, and (iii) 33,905 shares of common stock subject to options that are vested and exercisable within 60 days of April 14, 2022.
(12)
Consists of 50,483 shares of common stock subject to options that are vested and exercisable within 60 days of April 14, 2022.
(13)
Consists of 28,738 shares of common stock subject to options that are vested and exercisable within 60 days of April 14, 2022.
(14)
Consists of 27,141 shares of common stock subject to options that are vested and exercisable within 60 days of April 14, 2022
(15)
See notes 7 through 14 above, also consists of (i) 1,470 shares of common stock and (ii) 88,784 shares of common stock that are vested and exercisable within 60 days of April 14, 2022 held by our other executive officer, Michael Zdanowski, our Chief Technology Officer.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Talaris’ financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Talaris’ independent registered public accounting firm, (3) the performance of Talaris’ internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Talaris’ financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Talaris’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Talaris for the fiscal year ended December 31, 2021. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees, and the SEC. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Talaris be included in Talaris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF TALARIS THERAPEUTICS, INC.

Sapna Srivastava, PhD, Chairperson

Sandip Agarwala

Mark D. McDade

April 29, 2022

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Talaris Therapeutics, Inc., 93 Worcester Street, Wellesley, MA 02481, Attention: Corporate Secretary, telephone: (502) 398-9250. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 30, 2022. However, if the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Talaris Therapeutics, Inc., 93 Worcester Street, Wellesley, MA 02481, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2023 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 9, 2023 and no later than March 11, 2023. Stockholder proposals and the required notice should be addressed to Talaris Therapeutics, Inc., 93 Worcester Street, Wellesley, MA 02481, Attention: Investor Relations / Corporate Secretary.

Any stockholder recommendation for a director nominee must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting. To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies for the Company’s 2023 annual meeting of stockholders in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the SEC is accessible free of charge on our website at www.talaristx.com. The Annual Report on Form 10-K contains our audited consolidated balance sheets as of December 31, 2020 and 2021. You can request a copy of our Annual Report on Form 10-K free of charge by sending a written request to Talaris Therapeutics, Inc., 93 Worcester Street, Wellesley, MA 02481, Attention: Corporate Secretary. Please include your contact information with the request.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: Talaris Therapeutics, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 14, 2022 TIME: Thursday, June 9, 2022 1:00 PM, Eastern Time PLACE: Talaris Therapeutics 93 Worcester Street, Wellesley, MA 02481 This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Scott Reqaudt ad Mary Kay Fenton (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Talaris Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/TALS • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-451-2382 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

Talaris Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect three Class I directors to our board of directors, to serve until the 2025 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal; FOR WITHHOLD 1.01 Mark D. McDade #P2# #P2# FOR 1.02 Francois Nader, M.D. #P3# #P3# FOR 1.03 Scott Requadt #P4# #P4# FOR FOR AGAINST ABSTAIN 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and #P5# #P5# #P5# FOR 3. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date Please make your marks like this: X